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                                                                    EXHIBIT 99.1



                                 RESTATED BYLAWS

                for the regulation, except as otherwise provided
                  by statute or the Articles of Incorporation,
                                       of

                              WILLIAMS-SONOMA, INC.

                         ARTICLE I. GENERAL PROVISIONS

Section 1.1 Principal Executive Office. The Board of Directors shall designate the location of the principal executive office of the corporation at any place within or without the State of California. The Board of Directors shall have the power to change the principal executive office to another location and may designate and locate one or more subsidiary offices within or without the State of California.

Section 1.2 Number of Directors. The affairs of the corporation shall be managed by a Board of Directors consisting of not less than six (6) nor more than eleven
(11) directors. The exact number of directors within the limits specified shall be set, and may be changed from time to time, by a resolution duly adopted by the Board of Directors or the shareholders. The limits may be changed, or a single number fixed without provision for variation, by an amendment to these bylaws duly adopted by the vote or written consent of a majority of the outstanding shares entitled to vote; provided, however, that a bylaw reducing the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent are equal to more than 16-2/3 percent of the outstanding shares entitled to vote. No amendment may change the stated maximum number of authorized directors to a number greater than two (2) times the stated minimum number of directors minus one (1).

                      ARTICLE II. SHARES AND SHAREHOLDERS

Section 2.1 Meetings of Shareholders.

      (a) Place of Meetings. Meetings of shareholders shall be held at any place within or without the State of California designated by the Board of Directors. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the corporation.

      (b) Annual Meetings.

            (1) An annual meeting of the shareholders of the corporation for the election of directors and for the transaction of any other business as may properly come before the meeting shall be held on such date and at such time as may be designated by the Board of Directors. At each annual meeting directors shall be elected, and any other proper business may be transacted.

            (2) Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be transacted by the shareholders may be made at an annual meeting of shareholders (a) pursuant to the corporation's notice with respect to



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such meeting, (b) by or at the direction of the Board of Directors or (c) by any shareholder of record of the corporation who was a shareholder of record at the time of the giving of the notice provided for in this Section 2.1(b), who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 2.1(b).

            (3) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (c) of paragraph (2) of this Section 2.1(b), (i) the shareholder must have given timely notice thereof in writing to the Secretary of the corporation, (ii) such business must be a proper matter for shareholder action under the General Corporation Law of the State of California, (iii) if the shareholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice, as that term is defined in subclause (c)(iii) of this paragraph, such shareholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation's voting shares reasonably believed by such shareholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such shareholder, and must, in either case, have included in such materials the Solicitation Notice and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the shareholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this paragraph. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the corporation not less than 45 days nor more than 75 days prior to the first anniversary (the "Anniversary") of the date on which the corporation first mailed its proxy materials for the preceding year's annual meeting of shareholders; provided, however, that if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person as would be required to be disclosed in solicitations of proxies for election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such person's written consent to being named in the proxy statement as a nominee and to serve as a director if elected; (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the corporation's books, and of such beneficial owner, (ii) the class and number of shares of the capital stock of the corporation that are owned beneficially and of record by such shareholder and such beneficial owner, and (iii) whether either such shareholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the corporation's



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voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent, a "Solicitation Notice").

            (4) Notwithstanding anything in the second sentence of paragraph (3) of this Section 2.1(b) to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least 55 days prior to the Anniversary, a shareholder's notice required by this Section 2.1(b) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

            (5) Only persons nominated in accordance with the procedures set forth in these bylaws shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these bylaws. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these bylaws and, if any proposed nomination or business is not in compliance with these bylaws, to declare that such defective proposed nomination or business shall not be presented for shareholder action at the meeting and shall be disregarded.

            (6) For purposes of these bylaws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

            (7) Notwithstanding the foregoing provisions of this bylaw, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this bylaw. Nothing in this bylaw shall be deemed to affect any rights of shareholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

      (c) Special Meetings. Special meetings of the shareholders may be called by the Board of Directors, the chairman of the board, the president, or by the holders of shares entitled to cast not less than 10 percent of the votes at the meeting. Upon request in writing to the chairman of the board, the president, any vice president or the secretary by any person (other than the Board) entitled to call a special meeting of shareholders, the officer forthwith shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after the receipt of the request. If the notice is not given within 20 days after receipt of the request, the persons entitled to call the meeting may give the notice.



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      Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to the corporation's notice of meeting (a) by or at the direction of the Board or (b) by any shareholder of record of the corporation who is a shareholder of record at the time of giving of notice provided for in this paragraph, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this bylaw. Nominations by shareholders of persons for election to the Board may be made at such a special meeting of shareholders if the shareholder's notice required by Section 2.1(b)(3) of these bylaws shall be delivered to the Secretary at the principal executive office of the corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

      (d) Notice of Meetings. Notice of any shareholders' meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to vote thereat. Such notice shall state the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (ii) in the case of the annual meeting, those matters which the Board of Directors, at the time of the giving of the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by the Board of Directors for election. If action is proposed to be taken at any meeting, which action is within Sections 310, 902, 1201, 1900 or 2007 of the General Corporation Law of the State of California ("California Law"), the notice shall also state the general nature of that proposal.

      Notice of a shareholders' meeting shall be given either personally or by first-class mail (unless the outstanding shares of the corporation on the record date are held by five hundred (500) or more persons (determined as provided in Section 605 of California Law), in which event such notice may be given by third-class mail, which shall be mailed not less than thirty (30) days before the date of the meeting), or other means of written communication, charges prepaid, addressed to the shareholder at the address of such shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice; or if no such address appears or is given, at the place where the principal executive office of the corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any notice executed by the secretary, assistant secretary or any transfer agent, shall be prima facie evidence of the giving of the notice.

      If any notice addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States postal service marked to indicate that the United States postal service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of



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the corporation for a period of one year from the date of the giving of the notice or report to all other shareholders.

      (e) Adjourned Meeting and Notice Thereof. Any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy whether or not a quorum is present. When a shareholders' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. However, if the adjournment is for more than 45 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

      (f) Waiver of Notice. The transactions of any meeting of shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of subparagraph (d) of Section 2.1 of this Article II, the waiver of notice or consent shall state the general nature of the proposal. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

      (g) Quorum. The presence in person or by proxy of the persons entitled to vote a majority of the shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. If a quorum is present, the affirmative vote of the majority of the shares represented and voting at the meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by law or the Articles of Incorporation of the corporation.

      The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, provided that any action taken (other than adjournment) must be approved by at least a majority of the shares required to constitute a quorum.

Section 2.2 Action Without a Meeting. Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Notwithstanding the foregoing, directors may not be



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elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors, except as provided by Section
3.4 hereof.

      Where the approval of shareholders is given without a meeting by less than unanimous written consent, unless the consents of all shareholders entitled to vote have been solicited in writing, the secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. In the case of approval of transactions pursuant to Section 310, 317, 1201 or 2007 of California Law, the notice shall be given at least 10 days before the consummation of any action authorized by that approval. Such notice shall be given in the same manner as notice of shareholders' meeting.

Section 2.3 Voting of Shares.

      (a) In General. Except as otherwise provided in the Articles of Incorporation and subject to subparagraph (b) hereof, each outstanding share, regardless of class, shall be entitled to one (1) vote on each matter submitted to a vote of shareholders.

      (b) Cumulative Voting. At any election of directors, every shareholder complying with this paragraph (b) and entitled to vote may cumulate his or her votes and give one (1) candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit. No shareholder shall be entitled to cumulate votes (i.e., cast for any one (1) or more candidates a number of votes greater than the number of votes which such shareholder normally is entitled to cast) unless such candidate or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one (1) shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. In any election of directors, the candidates receiving the highest number of affirmative votes up to the number of directors to be elected by such shares are elected; votes against a director and votes withheld shall have no legal effect.

      (c) Election by Ballot. Elections for directors need not be by ballot unless a shareholder demands election by ballot at the meeting and before the voting begins.

Section 2.4 Proxies. Every person entitled to vote shares may authorize another person or persons to act by proxy with respect to such shares. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto, except as otherwise herein provided. Such revocation may be effected by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or as to any meeting by attendance at such meeting and voting in person by the person executing the proxy. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the corporation. The



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revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 705(e) and 705(f) of California Law.

Section 2.5 Inspectors of Election.

      (a) Appointment. In advance of any meeting of shareholders the Board may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any meeting of shareholders may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election (or persons to replace those who so fail or refuse) at the meeting. The number of inspectors shall be either one (1) or three (3). If appointed at a meeting on the request of one (1) or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one (1) or three (3) inspectors are to be appointed.

      (b) Duties. The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies, receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all shareholders. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

Section 2.6 Record Date. In order that the corporation may determine the shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days prior to the date of such meeting nor more than 60 days prior to any other action. If no record date is fixed:

            (1) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

            (2) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board has been taken, shall be the day on which the first written consent is given.

            (3) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.



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A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting, but the Board shall fix a new record date if the meeting is adjourned for more than 45 days from the date set for the original meeting.

      Shareholders at the close of business on the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Articles of Incorporation or by agreement or in California Law.

Section 2.7 Share Certificates.

      (a) In General. The corporation shall issue a certificate or certificates representing shares of its capital stock. Each certificate so issued shall be signed in the name of the corporation by the chairman or vice chairman of the board or the president or a vice president and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, shall state the name of the record owner thereof and shall certify the number of shares and the class or series of shares represented thereby. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

      (b) Two or More Classes or Series. If the shares of the corporation are classified or if any class of shares has two or more series, there shall appear on the certificate one (1) of the following:

            (1) A statement of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes or series of shares authorized to be issued and upon the holders thereof; or

            (2) A summary of such rights, preferences, privileges and restrictions with reference to the provisions of the Articles of Incorporation and any certificates of determination establishing the same; or

            (3) A statement setting forth the office or agency of the corporation from which shareholders may obtain upon request and without charge, a copy of the statement referred to in subparagraph (1).

      (c) Special Restrictions. There shall also appear on the certificate (unless stated or summarized under subparagraph (1) or (2) of subparagraph (b) above) the statements required by all of the following clauses to the extent applicable:

            (1) The fact that the shares are subject to restrictions upon transfer.

            (2) If the shares are assessable, a statement that they are assessable.



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            (3) If the shares are not fully paid, a statement of the total consideration to be paid therefor and the amount paid thereon.

            (4) The fact that the shares are subject to a voting agreement or an irrevocable proxy or restrictions upon voting rights contractually imposed by the corporation.

            (5) The fact that the shares are redeemable.

            (6) The fact that the shares are convertible and the period for conversion.

Section 2.8 Transfer of Certificates. Where a certificate for shares is presented to the corporation or its transfer clerk or transfer agent with a request to register a transfer of shares, the corporation shall register the transfer, cancel the certificate presented, and issue a new certificate if: (a) the security is endorsed by the appropriate person or persons; (b) reasonable assurance is given that those endorsements are genuine and effective; (c) the corporation has no notice of adverse claims or has discharged any duty to inquire into such adverse claims; (d) any applicable law relating to the collection of taxes has been complied with; (e) the transfer is not in violation of any federal or state securities law; and (f) the transfer is in compliance with any applicable agreement governing the transfer of the shares.

Section 2.9 Lost Certificates. Where a certificate has been lost, destroyed or wrongfully taken, the corporation shall issue a new certificate in place of the original if the owner: (a) so requests before the corporation has notice that the certificate has been acquired by a bona fide purchaser; (b) files with the corporation a sufficient indemnity bond, if so requested by the Board of Directors; and (c) satisfies any other reasonable requirements as may be imposed by the Board. Except as above provided, no new certificate for shares shall be issued in lieu of an old certificate unless the corporation is ordered to do so by a court in the judgment in an action brought under Section 419(b) of California Law.

                             ARTICLE III. DIRECTORS

Section 3.1 Powers. Subject to the provisions of California Law and the Articles of Incorporation, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board may delegate the management of the day-to-day operations of the business of the corporation to a management company or other person provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board.

Section 3.2 Committees of the Board. The Board may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the Board. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any such committee, to the extent provided in the resolution of the Board, shall have all the authority of the Board, except with respect to:



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            (1) The approval of any action which also requires, under California
Law, shareholders' approval or approval of the outstanding shares;

            (2) The filling of vacancies on the Board or in any committee.

            (3) The fixing of compensation of the directors for serving on the Board or on any committee.

            (4) The amendment or repeal of bylaws or the adoption of new bylaws.

            (5) The amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable.

            (6) A distribution (within the meaning of California Law) to the shareholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the Board.

            (7) The appointment of other committees of the Board or the members thereof.

Section 3.3 Election and Term of Office. The directors shall be elected at each annual meeting of shareholders but, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

Section 3.4 Vacancies. Except for a vacancy created by the removal of a director, vacancies on the Board may be filled by approval of the Board or, if the number of directors then in office is less than a quorum, by (a) the unanimous written consent of the directors then in office, (b) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice under California Law, or (c) a sole remaining director. The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent requires the consent of a majority of the outstanding shares entitled to vote.

      The Board of Directors shall have the power to declare vacant the office of a director who has been declared of unsound mind by an order of court, or convicted of a felony.

Section 3.5 Removal. Any or all of the directors may be removed without cause if such removal is approved by the vote of a majority of the outstanding shares entitled to vote, except that no director may be removed (unless the entire Board is removed) when the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected.



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Section 3.6 Resignation. Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

Section 3.7 Meetings of the Board of Directors and Committees.

      (a) Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place within or without the State as may be designated from time to time by resolution of the Board or by written consent of all members of the Board or in these bylaws.

      (b) Organization Meeting. Immediately following each annual meeting of shareholders the Board of Directors shall hold a regular meeting for the purpose of organization, election of officers, and the transaction of other business. Notice of such meetings is hereby dispensed with.

      (c) Special Meetings. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairman of the board or the president or, by any vice president or the secretary or any two directors.

      (d) Notices; Waivers. Special meetings shall be held upon four (4) days' notice by mail or forty-eight (48) hours' notice delivered personally or by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail, or other electronic means. Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

      (e) Adjournment. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than 24 hours, notice of such adjournment to another time and place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of adjournment.

      (f) Place of Meeting. Meetings of the Board may be held at any place within or without the state which has been designated in the notice of the meeting or, if not stated in the notice or there is no notice, then such meeting shall be held at the principal executive office of the corporation, or such other place designated by resolution of the Board.

      (g) Presence by Conference Telephone Call. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Such participation constitutes presence in person at such meeting.

      (h) Quorum. The presence of not less than one-third (1/3) of the authorized number of directors at a meeting shall constitute a quorum for the transaction of business. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors, unless a greater number be required by law or by the Articles of Incorporation. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 3.8 Action Without Meeting. Any action required or permitted to be taken by the Board of Directors, may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

Section 3.9 Committee Meetings. The provisions of Sections 3.7 and 3.8 of these bylaws apply also to committees of the Board and action by such committees, mutatis mutandis.

Section 3.10 Loans to Officers. Any loan of money or property to, or guaranty of an obligation of, any officer of the corporation, or any employee benefit plan authorizing any such loan or guarantee, may be approved by the Board alone without counting the vote of any interested director or directors, provided that the Board determines that such loan or guaranty or plan may reasonably be expected to benefit the corporation.


                              ARTICLE IV. OFFICERS

Section 4.1 Officers. The officers of the corporation shall consist of a chairman of the board or a president, or both, a secretary, a chief financial officer, and such additional officers as may be elected or appointed in accordance with Section 4.3 of these bylaws and as may be necessary to enable the corporation to sign instruments and share certificates. Any number of offices may be held by the same person.

Section 4.2 Elections. All officers of the corporation, except such officers as may be otherwise appointed in accordance with Section 4.3, shall be chosen by the Board of Directors, and shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

Section 4.3 Other Officers. The Board of Directors, the chairman of the board, or the president at their or his discretion, may appoint one (1) or more vice presidents, one (1) or more assistant secretaries, a treasurer, one (1) or more assistant treasurers, or such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as the Board of Directors, the chairman of the board, or the president, as the case may be, may from time to time determine.

Section 4.4 Removal. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of

Directors, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors, without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

Section 4.5 Resignation. Any officer may resign at any time by giving written notice to the Board of Directors or to the president, or to the secretary of the corporation without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.6 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

Section 4.7 Chairman of the Board. The chairman of the board, if there shall be such an officer, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors. If there is no president, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in
Section 4.8 below.

Section 4.8 President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board, if there be such an officer, the president shall be general manager and chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and affairs of the corporation. He shall preside at all meetings of the shareholders and, in the absence of the chairman of the board, or if there be none, at all meetings of the Board of Directors. He shall be ex-officio a member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these bylaws.

Section 4.9 Vice President. In the absence of the president or in the event of the president's inability or refusal to act, the vice president, or in the event there be more than one (1) vice president, the vice president designated by the Board of Directors, or if no such designation is made, in order of their election, shall perform the duties of president and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. Any vice president shall perform such other duties as from time to time may be assigned to such vice president by the president or the Board of Directors.

Section 4.10 Secretary. The secretary shall keep or cause to be kept the minutes of proceedings and record of shareholders, as provided for and in accordance with Section 5.1(a) of these bylaws.

      The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required by these bylaws or by law to be given, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors.

Section 4.11 Chief Financial Officer. The chief financial officer shall have general supervision, direction and control of the financial affairs of the corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these bylaws. In the absence of a named treasurer, the chief financial officer shall also have the powers and duties of the treasurer as hereinafter set forth and shall be authorized and empowered to sign as treasurer in any case where such officer's signature is required.

Section 4.12 Treasurer. The treasurer shall keep or cause to be kept the books and records of account as provided for and in accordance with Section 5.1(a) of these bylaws. The books of account shall at all reasonable times be open to inspection by any director.

      The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these bylaws. In the absence of a named chief financial officer, the treasurer shall be deemed to be the chief financial officer and shall have the powers and duties of such office as hereinabove set forth.

                            ARTICLE V. MISCELLANEOUS

Section 5.1 Records and Reports.

      (a) Books of Account and Proceedings. The corporation shall keep adequate and correct books and records of account and shall keep minutes of the proceedings of its shareholders, Board and committees of the Board and shall keep at its principal executive office, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each. Such minutes shall be kept in written form. Such other books and records shall be kept either in written form or in any other form capable of being converted into written form.

      (b) Annual Report. An annual report to shareholders referred to in Section 1501 of California Law is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the Board of Directors from issuing annual or other periodic reports to the shareholders of the corporation as they consider appropriate.

      (c) Shareholders' Requests for Financial Reports. If no annual report for the last fiscal year has been sent to shareholders, the corporation shall, upon the written request of any shareholder made more than 120 days after the close of that fiscal year, deliver or mail to the person making the request within 30 days thereafter the financial statements for that year required by Section 1501(a) of California Law. Any shareholder or shareholders holding at least five
(5) percent of the outstanding shares of any class of the corporation may make a written request to the corporation for an income statement of the corporation for the three-month, six-month or nine-month period of the current fiscal year ended more than 30 days prior to the date of the request and a balance sheet of the corporation as of the end of such period, and the corporation shall deliver or mail the statements to the person making the request within 30 days thereafter. A copy of the statements shall be kept on file in the principal office of the corporation for 12 months and they shall be exhibited at all reasonable times to any shareholder demanding an examination of them or a copy shall be mailed to such shareholder upon demand.

Section 5.2 Rights of Inspection.

      (a) By Shareholders.

            (1) Record of Shareholders. Any shareholder or shareholders holding at least five (5) percent in the aggregate of the outstanding voting shares of the corporation or who hold at least one (1) percent of such voting shares and have filed a Schedule 14A with the United States Securities and Exchange Commission shall have an absolute right to do either or both of the following:
(i) inspect and copy the record of shareholders' names and addresses and shareholdings during usual business hours upon five (5) business days' prior written demand upon the corporation, or (ii) obtain from the transfer agent for the corporation, upon written demand and upon the tender of its usual charges for such a list (the amount of which charges shall be stated to the shareholder by the transfer agent upon request), a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand. The list shall be made available on or before the later of five (5) business days after demand is received or the date specified therein as the date as of which the list is to be compiled.

                  The record of shareholders shall also be open to inspection and copying by any shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to such holder's interests as a shareholder or holder of a voting trust certificate.

            (2) Corporate Records. The accounting books and records and minutes of proceedings of the shareholders and the Board and committees of the Board shall be open to inspection upon the written demand on the corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as the holder of such voting trust certificate. This right of inspection shall also extend to the records of any subsidiary of the corporation.

            (3) Bylaws. The corporation shall keep at its principal executive office in this state, the original or a copy of its bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours.

      (b) By Directors. Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation of which such person is a director and also of its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.

Section 5.3 Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

Section 5.4 Representation of Shares of Other Corporations. The chairman of the board, if any, president or any vice president of the corporation, or any other person authorized to do so by the chairman of the board, president or any vice president, is authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers.

Section 5.5 Indemnification and Insurance.

      (a) Right to Indemnification. Each person who was or is made a party to or is threatened to be made a party to or is involuntarily involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "Proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving (during such person's tenure as director or officer) at the request of the corporation, any other corporation, partnership, joint venture, trust or other enterprise in any capacity, whether the basis of a Proceeding is an alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by California Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expenses, liability and loss (including attorneys' fees, judgments, fines, or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending a Proceeding in advance of its final disposition; provided, however, that, if California Law requires, the payment of such expenses in advance of the final disposition of a Proceeding shall be made only upon receipt by the corporation of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. No amendment to or repeal of this Section 5.5 shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

      (b) Right of Claimant to Bring Suit. If a claim for indemnity under paragraph (a) of this Section is not paid in full by the corporation within 90 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim including reasonable attorneys' fees incurred in connection therewith. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under California Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in California Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

      (c) Non-Exclusivity of Rights. The rights conferred in this Section shall not be exclusive of any other rights which any director, officer, employee or agent may have or hereafter acquire under any statute, provision of the Articles of Incorporation, bylaw, agreement, vote of shareholders or disinterested directors or otherwise, to the extent the additional rights to indemnification are authorized in the Articles of Incorporation of the corporation.

      (d) Insurance. In furtherance and not in limitation of the powers conferred by statute:

            (1) the corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify the person against that expense, liability or loss under California Law.

            (2) the corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

      (e) Indemnification of Employees and Agents of the Corporation. The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, including the right to be paid by the corporation the expenses incurred in defending a Proceeding in advance of its final disposition, to any employee or agent of the corporation to the fullest extent of the provisions of this Section or otherwise with respect to the indemnification and advancement of expenses of directors and officers of the corporation.

Section 5.6 Employee Stock Purchase Plans. The corporation may adopt and carry out a stock purchase plan or agreement or stock option plan or agreement providing for the issue and sale for such consideration as may be fixed of its unissued shares, or of issued shares Acquired or to be acquired, to one (1) or more of the employees or directors of the corporation or of a subsidiary or to a trustee on their behalf and for the payment for such shares in installments or at one (1) time, and may provide for aiding any such persons in paying for such shares by compensation for services rendered, promissory notes or otherwise.

      A stock purchase plan or agreement or stock option plan or agreement may include, among other features, the fixing of eligibility for participation therein, the class and price of shares to be issued or sold under the plan or agreement, the number of shares which may be subscribed for, the method of payment therefor, the reservation of title until full payment therefor, the effect of the termination of employment, an option or obligation on the part of the corporation to repurchase the shares upon termination of employment, subject to the provisions of California Law, restrictions upon transfer of the shares and the time limits of and termination of the plan.

Section 5.7 Time Notice Given or Sent. Any reference in these bylaws to the time a notice is given or sent means, unless otherwise expressly provided herein or by law, (a) the time a written notice by mail is deposited in the United States mails, postage prepaid; or (b) the time any other written notice, including facsimile, telegram, or electronic mail message, is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient; or (c) the time any oral notice is communicated, in person or by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, or wireless, to the recipient, including the recipient's designated voice mailbox or address on such system, or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

Section 5.8 Construction and Definitions. Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in California Law shall govern the construction of these bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a corporation as well as a natural person.

                             ARTICLE VI. AMENDMENTS

Section 6.1 Power of Shareholders. New bylaws may be adopted or these bylaws may be amended or repealed by the vote of shareholders entitled to exercise a majority of the voting power of the corporation or by the written assent of such shareholders, except as otherwise provided by law or by the Articles of Incorporation.

Section 6.2 Power of Directors. Subject to the right of shareholders as provided in Section 6.1 to adopt, amend or repeal bylaws, any bylaw may be adopted, amended or repealed by the Board of Directors other than a bylaw or amendment thereof changing the authorized number of directors, if such number is fixed, or the maximum-minimum limits thereof, if an indefinite number.

                                 RESTATED BYLAWS

                          for the regulation, except as
                        otherwise provided by statute or
                        the Articles of Incorporation, of

                              WILLIAMS-SONOMA, INC.
                            a California corporation

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----
ARTICLE I.        GENERAL PROVISIONS.....................................1

      Section 1.1 Principal Executive Office.............................1

      Section 1.2 Number of Directors....................................1

ARTICLE II.       SHARES AND SHAREHOLDERS................................1

      Section 2.1 Meetings of Shareholders...............................1

            (a)   Place of Meetings......................................1

            (b)   Annual Meetings........................................1

            (c)   Special Meetings.......................................3

            (d)   Notice of Meetings.....................................4

            (e)   Adjourned Meeting and Notice Thereof...................5

            (f)   Waiver of Notice.......................................5

            (g)   Quorum.................................................5

      Section 2.2 Action Without a Meeting...............................5

      Section 2.3 Voting of Shares.......................................6

            (a)   In General.............................................6

            (b)   Cumulative Voting......................................6

            (c)   Election by Ballot.....................................6

      Section 2.4 Proxies................................................6

      Section 2.5 Inspectors of Election.................................7

            (a)   Appointment............................................7

            (b)   Duties.................................................7

      Section 2.6 Record Date............................................7

      Section 2.7 Share Certificates.....................................8

            (a)   In General.............................................8

                                                                        Page
                                                                        ----
            (b)   Two or More Classes or Series..........................8

            (c)   Special Restrictions...................................8

      Section 2.8 Transfer of Certificates...............................9

      Section 2.9 Lost Certificates......................................9

ARTICLE III.      DIRECTORS..............................................9

      Section 3.1 Powers.................................................9

      Section 3.2 Committees of the Board................................9

      Section 3.3 Election and Term of Office...........................10

      Section 3.4 Vacancies.............................................10

      Section 3.5 Removal...............................................10

      Section 3.6 Resignation...........................................11

      Section 3.7 Meetings of the Board of Directors and
                  Committees............................................11

            (a)   Regular Meetings......................................11

            (b)   Organization Meeting..................................11

            (c)   Special Meetings......................................11

            (d)   Notices; Waivers......................................11

            (e)   Adjournment...........................................11

            (f)   Place of Meeting......................................11

            (g)   Presence by Conference Telephone Call.................11

            (h)   Quorum................................................12

      Section 3.8 Action Without Meeting................................12

      Section 3.9 Committee Meetings....................................12

      Section 3.10 Loans to Officers ...................................12

ARTICLE IV.       OFFICERS..............................................12

      Section 4.1 Officers..............................................12

                                                                        Page
                                                                        ----
      Section 4.2  Elections.............................................12

      Section 4.3  Other Officers........................................12

      Section 4.4  Removal...............................................12

      Section 4.5  Resignation...........................................13

      Section 4.6  Vacancies.............................................13

      Section 4.7  Chairman of the Board.................................13

      Section 4.8  President.............................................13

      Section 4.9  Vice President........................................13

      Section 4.10 Secretary ............................................13

      Section 4.11 Chief Financial Officer ..............................14

      Section 4.12 Treasurer ............................................14

ARTICLE V.         MISCELLANEOUS.........................................14

      Section 5.1  Records and Reports...................................14

            (a)    Books of Account and Proceedings......................14

            (b)    Annual Report.........................................14

            (c)    Shareholders' Requests for Financial Reports..........14

      Section 5.2  Rights of Inspection..................................15

            (a)    By Shareholders.......................................15

            (b)    By Directors..........................................15

      Section 5.3  Checks, Drafts, Etc...................................16

      Section 5.4  Representation of Shares of Other Corporations........16

      Section 5.5  Indemnification and Insurance.........................16

            (a)    Right to Indemnification..............................16

            (b)    Right of Claimant to Bring Suit.......................16

            (c)    Non-Exclusivity of Rights.............................17

                                                                        Page
                                                                        ----
            (d)    Insurance.............................................17

            (e)    Indemnification of Employees and Agents of the
                   Corporation...........................................17

      Section 5.6  Employee Stock Purchase Plans.........................18

      Section 5.7  Time Notice Given or Sent.............................18

      Section 5.8  Construction and Definitions..........................18

ARTICLE VI.        AMENDMENTS............................................18

      Section 6.1  Power of Shareholders.................................18

      Section 6.2  Power of Directors....................................19